LEC


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                          ETS INTERNATIONAL, INC.
                                  - and -
                       E & C ENGINEERING CORPORATION





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                             LICENSE AGREEMENT

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
A LICENSE AGREEMENT made the ______ day of _________ 1996
-------------------
BETWEEN:
-------

(1)   ETS INTERNATIONAL, Inc., whose address is
      1401 Municipal Road
      Roanoke,  VA  24012-1309  U.S.A.

                                                              ("Licensor")

(2)   E & C ENGINEERING CORPORATION
      19F, No. 77, Section 2, Tun Hwa South Road
      Taipei, Taiwan, R.O.C.

                                                              ("Licensee")


RECITALS:
--------

A. Licensor carries on business as ETS INTERNATIONAL, Inc., and possesses the Systems Rights in, and the Know-How relating to, the System and is the proprietor of the Patents.

B. Licensee carries on business as E & C ENGINEERING CORPORATION, has the ability to use and develop the System, the System Rights, and the Know-How in connection with such business in the Territory.

C. Licensor has agreed to grant to Licensee the licenses with respect to the System Rights and the Know-How as set forth below.

D. Words used in these recitals shall have the meaning as described in the following pages:

1.0   DEFINITIONS
      -----------

1.1   In this Agreement, unless otherwise indicated in the text,

      "Commencement    shall mean the _________ of ______________
       Date"

      "Date of Sale"   shall mean the date on which there is an agreement
                       between Licensee, or any of its sublicensees, to contract with any third party for the purchase of a System;

      "Know-How"       shall mean the technical information, manufacturing
                       techniques, specifications, drawings and all other information appertaining or relating to the System and the Patents, and including the System Rights;

      "License Fee"    shall mean the fees payable by Licensee to Licensor
                       in accordance with the provisions of Part 2 of the Schedule hereto;


      "Nonexclusive    shall mean all parts of the world other than as
      Area"            included in the Territory;


      "Patents"        shall mean the Patents and applications for such
                       concerning the System and improvements thereto, and all rights and benefits thereof accruing to Licensor;

      "Person" shall mean natural person, business entity, or government;


      "Royalty Fee"    shall mean the fees payable by Licensee to Licensor
                       calculated in accordance with the provisions of
                       Section 8 herein;


      "Sale Price"     shall mean the price charged to a customer for each
                       individual System including, but not limited to, detail and design engineering, materials and fabrication costs, and installation, but excluding training, shipping, insurance and taxes;


      "Schedule"       shall mean the multipart appendix attached hereto and
                       incorporated herein by reference;


      "System"         shall mean Licensor's system, LEC deSOx system, U. S.
                       Patent #4,663,136 and #4,764,348 for cleaning air and other gases including the design and component parts thereof. Taiwan patent no. not included. ETS will inform E&C later when this patent right no. obtained. System components include reactor, material handling equipment, auxiliary equipment and connections. All as shown in Figure 1.

      "Systems Rights" shall mean the rights and benefits conferred by
                       Licensor arising from Licensor's patents, copyrights, and proprietary trade secrets concerning the System;


      "Territory"      shall mean the named industries within regions,
                       countries or states listed in Part 1 of the Schedule hereto.

      "Currency"       all upfront payments, royalty fees, system sale
                       price, Licensor engineering hourly rates and applicable refunds are to be calculated on the basis of United States dollars (USD). The exchange rate used will be that in effect on the day of transaction and/or order received.

2.0   TERM
      ----

2.1 This Agreement shall begin on the Commencement Date and shall continue thereafter for a period of five (5) year. (unless terminated earlier in accordance with the provisions hereof).

2.2 The term of this Agreement is set for five (5) years, however at the end of the third year, both parties shall have the right to evaluate the progress and status of this agreement and determine whether the cooperation shall be continued or terminated, termination of the cooperation must be served with written notice to the other party 90 (ninety) days prior to the end of the third year of the cooperation period.


3.0   EXCLUSIVE LICENSES
      ------------------

3.1 Licensor hereby grants to Licensee the exclusive license under the Patents for the unexpired term of this Agreement thereof, and any extension thereto, to manufacture, adapt and sell the System and any parts thereof, or processes or designs relating thereto, within the Territory and to use and exercise the System Rights within the Territory.

3.2 Licensor also hereby grants to Licensee the exclusive license to use, adapt and develop the Know-How within the Territory without any increase in the License Fee set forth in Part 2 of the Schedule or the Royalty Fee set forth in Section 8 herein.

3.3 Licensor also hereby grants to Licensee the exclusive license to distribute, market and sell the System and all developments and improvements thereto (whether made, discovered or developed by Licensor or Licensee) within the Territory.

3.4 The expression "Exclusive Licensee" in this Section 3 shall mean that the grant of such license is to the exclusion of not only all third parties, but also the exclusion of Licensor's actively soliciting business in Licensee's Territory. This does not apply when a sale is made by Licensor outside the Territory for shipment to, or fabrication within, the Territory. Fees calculated the same as the royalty fee mentioned in paragraph 8.0 to be shared such that E&C and ETS each receive one half of whatever royalty is received. An inquiry from the Territory shall be directed to Licensee.


4.0   NONEXCLUSIVE LICENSES
      ---------------------

4.1 Licensor hereby grants to Licensee the nonexclusive license under the Patents for the unexpired term thereof, and any extension thereto, to distribute, market, manufacture, adapt and sell the System, and any parts thereof or process or designs relating thereto, as well as improvements thereto, in any part of the Nonexclusive Area where no exclusive license granted by Licensor to any other person subsists at that time. Licensee shall be informed by Licensor of its exclusive licensee arrangement elsewhere for reference.

5.0   SUBLICENSES
      -----------

5.1 Licensee shall be entitled to grant sublicenses out of the licenses hereby granted by Licensor, provided that each proposed Sublicensee shall have the prior written approval of Licensor and that the area to which any such sublicense applies shall be within the Territory only. Such written approval shall not be unreasonably withheld.

5.2 Sublicenses granted by Licensee shall be in similar form to the License Agreement between the parties hereto. Immediately upon execution of each sublicense agreement, and amendments thereof, Licensee shall forward a fully executed copy of same to Licensor.

6.0   PREVIOUS AGREEMENTS
      -------------------

6.1 This Agreement shall be in substitution for all other and previous agreements between the parties hereto.

6.2 Both parties undertake that they shall, at their own expense, terminate prior to the Commencement Date any prior agreements entered into by either party with third parties, the terms of which conflict with this Agreement.

7.0   LICENSE FEE
      -----------

7.1 At the time of signing, Licensee will be obligated to pay a license fee of $50,000. The payment will be made in three installments. The installment and payment schedule is shown in "The Schedule," part 2, License fee, page 15 of this agreement.

8.0   ROYALTY FEES
      ------------

8.1 In consideration of the grant of the licenses referred to above and of the Licensor's obligations and undertakings herein contained, Licensee shall pay to Licensor the Royalty Fees.

8.2 The Royalty Fees shall be payable by Licensee for each System or component part thereof falling within the Patents or the System Rights or covered by Know-How which is still subject to confidentiality under
      Section 12, sold by Licensee or its Sublicensees, and shall be paid to Licensor within thirty (30) days after final payment by the customer. In the event customer pays by installment payment, Licensee shall pay to Licensor the same proportional percentage of the Royalty Fee within thirty (30) days of receipt of customer's payment.

8.3 A Royalty Fee shall be of five percent (5%) computed On the Sale Price for each System or component part thereof described as shown in Figure 1 and described in Part 5 of the Schedule.

8.4 Royalty Fee shall be calculated and paid in terms of United States dollars.

9.0   ACCOUNTS INFORMATION
      --------------------

9.1 Licensee shall within thirty (30) days after the sale of a System render to Licensor a statement showing details of the sale and the calculation of the sum for Royalty Fees due.

9.2 Licensee shall keep proper books of account showing all matters connected with the manufacture, sale and disposition of Systems and the amount due in respect of Royalty Fees and shall allow Licensor by its designated officer or accountant during business hours to inspect same at Licensee's place of business for the purpose of verifying the amounts due Licensor. Such inspection may be made notwithstanding termination of this Agreement while any outstanding claim remains unsettled in the view of either party. Licensor shall keep all information confidential.


10.0  LICENSOR'S OBLIGATIONS
      ----------------------

10.1 Licensor shall maintain the Patents and renewals thereof in effect during the term of this Agreement, and all extensions thereof, for the maximum period(s) allowed by law.

10.2 Licensor shall provide and make available to Licensee on demand the Know-How during the life of this Agreement.

10.3 It is intended that Licensor shall provide Licensee, according to the terms hereof, sufficient information concerning the System and Know-How to enable Licensee to itself design applications of the System to each project that Licensee obtains.

10.4 Licensor shall have available at Licensor's premises employees fully qualified and competent to deal with and perform the obligations of Licensor as to the provision of technical advice and design services during the term of this Agreement.

10.5 Licensor shall make available to Licensee, on reasonable demand, all technical information, techniques, applications and references relating to the System or any component part thereof. Any improvements resulting from presently ongoing work or future work performed under the direction of the Licensor shall become a part of this Agreement and will be granted to the Licensee at no additional costs. This will include mechanical or chemical changes. All material will be held confidential by Licensee pursuant to Section 12, infra.

10.6 Licensor shall provide, at Licensor's premises, engineering and sales support in the form of engineers, scientists and technicians in accordance with the following schedule and given reasonable notice (2 weeks) by Licensee:

      a. System process engineering, sales training and system detail design training will be conducted at Licensors headquarters, Roanoke, Virginia, USA. Training shall take one (1) to two (2) weeks.

      b. Total number of hours provided by Licensor during first year of agreement for training and engineering assistance: 150. The rate is calculated based on 70 U.S.D./hr.

      c. If Licensee requests more than 150 hours, the rate of additional assistance will be U.S.$70/hr. If Licensee receives first purchase order before using up 150 hours, Licensor will refund part of upfront payment. The amount of refund will be calculated based on the un-used hours x $70 USD/hr.

      d. Licensor will take care of trainee's meals, lodging and transportation after Licensee's engineers arrive at Roanoke airport. The international phone calls and private expenses are not included.

      e. If Licensee requests sales assistance from Licensor requiring travel to Taiwan, Licensor will pay the first two round trip economic air tickets. Licensee will be responsible for Licensor employee's meals, lodging and transportation in Taiwan.

      f.    The maximum number of trainees from Licensee is 4 persons.

11.0  LICENSEE'S OBLIGATIONS
      ----------------------

11.1 Licensee shall exercise diligence and exert its best efforts to promote, develop and extend sales of Systems within the Territory.

11.2 Licensee shall forthwith inform Licensor in writing of any infringement or threatened infringement of any of the patents, the System Rights, or the Know-How, or the exclusivity of the exclusive licenses hereby granted which may at any time come to Licensee's knowledge.

11.3 With the respective differences between Licensor and Licensee having been considered, Licensee shall make available to Licensor, on reasonable demand, all technical information, techniques, applications and references relating to the System or any component part thereof. Any improvements resulting from presently ongoing work or future work performed under the direction of the Licensee shall become a part of this Agreement and will be granted to the Licensor at no additional costs. This will include mechanical or chemical changes. All material will be held confidential by both parties pursuant to Section 12, infra.

12.0  CONFIDENTIALITY
      ---------------

12.1 Licensee covenants that it shall not divulge to third parties information received from, or on behalf of, Licensor which relates to technological or proprietary information concerning the System, System Rights, Patents, or Know-How of Licensor (hereinafter "Information"), whether received prior to or after execution of this Agreement.

12.2 Excluded from Licensee's obligations imposed under this Section 12 are the following:

      (a) Information in the public domain at the time of its disclosure to Licensee by Licensor;

      (b) Information which thereafter falls into the public domain through acts other than unauthorized acts of Licensee, its employees and agents;

      (c) Information already legally possessed as a matter of right by Licensee at the time of its disclosure to Licensee by Licensor; and

      (d) Information which is thereafter disclosed to Licensee by a third party having the right to do so.

13.0  TERMINATION
      -----------

13.1 Notwithstanding any other provisions of this Agreement, this License Agreement may be terminated forthwith by the aggrieved party if:

      (a) The other party is in material breach of any provision of this Agreement; or

      (b) The other party becomes insolvent or has a receiver, liquidator or trustee in bankruptcy appointed, or otherwise enters into liquidations, or it makes any composition with its creditors, and such proceedings have not been dissolved within sixty (60) days; or

      (c) The effect of any current or future governmental regulations, statutes, or treaties under applicable and enforceable national or international law would be to prevent or impair in any way the legal protection or financial benefits provided under this Agreement.

13.2  Demonstration Unit and Special right of Termination

      a. Licensor and Licensee agrees to equally contribute resource and equally assume the potential risks and profits to build the first commercialized demo unit.

      b. In order to quickly complete the first commercialized demo unit, the demo unit might have to be built first and collect money after the system is accepted by the potential client.

      c. The size of the first demo unit should be close to 10 MW scale and the budget of the total cost should be under US$400,000. Licensor and Licensee shall work out details on how to build the first demo unit and set all the terms and conditions in another separate agreement.

      d. Selling price and terms of the first demo unit will be determined according to the negotiation with the potential clients.

      e. Once the demo unit is accepted by the client and money is collected, the profits will be shared equally by Licensor and Licensee.

      f. In case the demo system fails and the money cannot be collected, Licensor and Licensee shall assume their own loss&

      g. If the plan of building first demo unit cannot be executed because of Licensor's withdraw, Licensee has the right to terminate the License agreement and Licensor shall return the total up-front payment paid by Licensee to Licensor within 30 days after receiving Licensee's terminating notice if Licensee chooses to terminate the agreement.

      h. If the plan of building first demo unit cannot be executed not because of Licensor's faults, Licensee cannot ask Licensor to return any up-front payment paid by Licensee to Licensor regardless whether Licensee chooses to continue or terminate the agreement.

      i. Either ETS or E&C has the right to ask the opposite side for reconsidering whether the proceeding of the Demo-unit project is necessary or not if an LEC system (8MW or larger) is sold and proved effective operation in Taiwan before the demonstration project is initiated.

      j. If until the end of the third year after this agreement is signed, the Demo unit project still cannot be executed because of faults of neither the Licensor nor the Licensee, then both sides have the right to ask the opposite side for terminating this agreement three months before this agreement expired, and the Licensee cannot ask the Licensor for returning the up-front payment of this agreement.

      k. The sales guarantee includes all the sales conducted by Licensee regardless the sales destination.

      l. The agreement is a five year base, and will be evaluated by both parties each year from the end of the third year after the agreement signed.

13.3 Termination pursuant to this Section shall not be exclusive to other rights in law and equity of either party hereto.

14.0  NON-WAIVER OF ENFORCEMENT
      -------------------------

14.1 Any failure of either party to require strict enforcement of any provision hereof shall not be deemed a waiver of any rights granted hereunder, and shall not prevent nor impair either party's right to enforce every covenant and provision of this Agreement at any time.

14.2 The headings and titles of the parts of this Agreement are for convenience only, and shall not govern interpretation hereof, nor prevent enforcement of any provision in this Agreement.

15.0  NOTICES
      -------

15.1 Any notice, agreement, request or consent hereunder may be serviced by first class certified mail - return receipt requested; or by tested telex addressed to the other party at the address given herein or at such other address as may from time to time hereafter be given in writing by either party to the other. Any such communications shall be deemed to have been served upon expiration of seventy-two (72) hours (in the case of notices sent by post), or forty-eight (48) hours (in the case of notices sent by telex), or upon actual receipt, whichever is earlier.

16.0  ASSIGNMENT
      ----------

16.1  The licenses herein contained are personal to Licensee.

16.2 Neither Licensor nor Licensee shall assign or purport to assign their rights or obligations under this agreement, or any part of it, without the prior written consent of Licensee or Licensor (as the case may be).

16.3 Where the context so admits, the expressions "Licensor" and "Licensee" shall include their respective successors in title.

17.0  NON-COMPETITION
      ---------------

      During the term of this Agreement, and for the period of three years following the termination of this Agreement for whatever cause or by whichever party, the licensee and/or any of its affiliates, shall not sell, distribute or otherwise deal in Specified Products which are manufactured or distributed by others and which are substantially similar in design, structure or function.

      Neither shall licensee or any of its affiliates, during the term of this Agreement, and for the period of five years following the termination of this Agreement for whatever cause or by whichever party, manufacture products which are duplicates or copies of ETS's Products or otherwise manufacture and/or distribute products which are substantially similar in design, structure or function to any of ETS's Products.

18.0  GOVERNING LAW
      -------------

18.1 This agreement shall be governed by and construed in accordance with the laws applicable in Singapore.

IN WITNESS whereof, the duly authorized representatives of the parties have signed this Agreement the day and year first above written, and the undersigned represent that they have actual authority to bind their respective named principals hereto.


SIGNED by the duly authorized)
representative of ETS, Inc.  )
                             )    s/John D. McKenna
                                  ---------------------------------
                                        John D. McKenna
                                              C.E.O.

                                  ---------------------------------
                                  Title

                                        October 22, 1996
                                  ---------------------------------
                                  Date

SIGNED by the duly authorized
representative of E & C ENGINEERING
CORPORATION                       s/Henry Jen Kuo
                                  ---------------------------------


                                  President
                                  ---------------------------------
                                  Title

                                  November 20, 1996
                                  ---------------------------------
                                  Date

                               THE SCHEDULE
                               ------------


PART 1:     "Territory"
             ---------

      Licensee is granted the exclusive right of manufacturing and sales of the system for gas volumes above 16,500 Nm3/hr. in Taiwan.

PART 2:     "LICENSE FEE"
             -----------


Licensee shall pay Licensor a License Fee of Fifty Thousand Dollars ($50,000 U.S.) The Licensee Fee will be made in the following three installments:

1.    $20,000 U.S. upon signing agreement.

2. $20,000 U.S. before sending engineers to Licensor's headquarters for training.

3.    $10,000 U.S. when Licensee receives first system purchase order.

PART 3:     "LICENSOR'S OBLIGATIONS"
             ----------------------

1. Licensor provides the following after receiving the first license fee installment payment.

      a. LEC design parameters and other necessary engineering information and equipment specification.

      b.    Sales information and presentation packages

      c.    System layout.

      d.    Pilot plant test reports.

      The above material will be sent out from Licensor within 30 days from commencement date of agreement.

2.    Patents

      a. Licensor shall maintain the patents and renewals thereof in effect during the term of this Agreement, and all extensions thereof, for the maximum period(s) allowed by law.

PART 4:     "GUARANTEES"
             ----------

1.    Licensors:

      a. Licensor guarantees 90% SO2 removal based on design and operation conditions predetermined by Licensor.

      b. Licensor reserves the right of guaranteeing more than 90% 502 removal. Licensor will only make such guarantees on a project by project basis.

      c. Licensor will take responsibility for the amount of up to royalty limit (5%) for the faults caused by Licensor.

2.    Licensees:

      a. Licensor and Licensee agrees to equally contribute resource and equally assume the potential risks and profits to build the first commercialized demo unit.

      b. In order to quickly complete the first commercialized demo unit, the demo unit might have to be built first and collect money after the system is accepted by the potential client.

      c. The size of the first demo unit should be close to 10 MW scale and the budget of the total cost should be under US$400,000. Licensor and Licensee shall work out details on how to build the first demo unit and set all the terms and conditions in another separate agreement.

      d. Selling price and terms of the first demo unit will be determined according to the negotiation with the potential clients.

      e. Once the demo unit is accepted by the client and money is collected, the profits will be shared equally by licensor and licensee.

      f. In case the demo system fails and the money cannot be collected, Licensor and Licensee shall assume their own loss.

      g. If the plan of building first demo unit cannot be executed because of Licensor's withdraw, Licensee has the right to terminate the License agreement and Licensor shall return the total up-front payment paid by Licensee to Licensor within 30 days after receiving Licensee's terminating notice if Licensee chooses to terminate the agreement.

      h. If the plan of building first demo unit cannot be executed not because of Licensor's faults, Licensee cannot ask Licensor to return any up-front payment paid by Licensee to Licensor regardless whether Licensee chooses to continue or terminate the agreement.

      i. Either ETS or E&C has the right to ask the opposite side for reconsidering whether the proceeding of the Demo-unit project is necessary or not if an LEC system (8MW or larger) is sold and proved effective operation in Taiwan before the demonstration project is initiated.

      j. If until the third year after this agreement is signed, the Demo unit project still cannot be executed because of faults of neither the Licensor nor the Licensee, then both sides have the right to ask the opposite side for terminating this agreement three months before this agreement expired, and the Licensee cannot ask the Licensor for returning the up-front payment of this agreement.

      k. The sales guarantee includes all the sales conducted by Licensee regardless the sales destination.

      l. The agreement is a five year base, and will be evaluated by both parties each year from the end of the third year after the agreement signed.

PART 5:     "ROYALTY FEES"
             ------------

      Licensee shall pay Licensor a five percent (5%) Royalty roe of the system price charged to the Licensee's customer including, but not limited to, detail and design engineering, materials and fabrication costs, and installation, but excluding training, shipping, insurance and taxes. The system is described in Figure 1.

PART 6:     "TERM OF AGREEMENT"
             -----------------

      The agreement is a five year base, and will be evaluated by both parties each year.

                                 Figure 1

Plan View

(Figure shows plan view of the LEC deSOx system)



ETS, Inc.
Roanoke, Virginia
Lime Stone Emission Control
FGD System

ETS, Inc.
Roanoke, Virginia
Lime Stone Emission Control
FGD System

(Figure shows plan view of the LEC deSOx system)

List of Equipment

   ITEM          DESCRIPTION
     1           Unloading Hopper
     2           Feeder to Bucket Elevator
     3           Pit & Sump Pump
     4           Bucket Elevator
     5           Storage Silo
     6           Feeder to Belt Conveyor
    *7           Belt Conveyor
    *8           Bucket Elevator
    *9           Belt Conveyor with Tripper
   *10           Reactor
   *11           Outlet Plenum
   *12           Inlet Plenum
    13           Duct to Fan
    14           Fan and Inlet Damper
    15           Fan Stack
    16           Reactor Support and Foundation
    17           Reactor Inlet Damper
    18           Inlet Duct
   *19           Twin Screw Conveyors (Series)
   *20           Collecting Belt Conveyor
   *21           Bucket Elevator
   *22           Enclosure
   *23           Screen
   *24           Recycle Belt
   *25           Recycle Belt
   *26           Waste Stone Belt
    27           Waste Bin
   *28           Enclosure for Screen
    29           Stairs
   *30           Overhead Sprays

*     ETS standard scope of supply.


Elevation A-A
Scale